UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2012

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment is to add Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K (which was originally filed on June 1, 2012) and to revise Item 9.01 and the Exhibit Index to reflect the filing of those Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Employment Agreement, dated as of May 29, 2012, between the Registrant and Cavan M. Redmond

10.2	Form of Non-Qualified Stock Option Agreement between the Registrant and Cavan M. Redmond

10.3	Form of Restricted Stock Agreement between the Registrant and Cavan M. Redmond

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: June 6, 2012	By:	/s/ Lewis H. Leicher
Lewis H. Leicher Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated as of May 29, 2012, between the Registrant and Cavan M. Redmond

10.2	Form of Non-Qualified Stock Option Agreement between the Registrant and Cavan M. Redmond

10.3	Form of Restricted Stock Agreement between the Registrant and Cavan M. Redmond